Statement of Additional Information
(SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2018)
American Century Government Income Trust (SAI dated July 28, 2017)
American Century International Bond Funds (SAI dated March 1, 2018)
American Century Investment Trust (SAI dated February 1, 2018)
American Century Municipal Trust (SAI dated October 1, 2017)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2017)
American Century Quantitative Equity Funds, Inc. (SAI dated March 1, 2018)
American Century Target Maturities Trust (SAI dated February 1, 2018)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2017)

Supplement dated March 29, 2018

The following replaces the entry for Margin in the Nonfundamental Investment Policies table of the Investment Policies section in each SAI.

Subject	Policy
Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving futures, options (puts, calls, etc.), swaps, short sales, forward contracts, commitment agreements, and other similar investment techniques shall not be deemed to constitute purchasing securities on margin.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93907 1803